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EXHIBIT 99.1

        SIERRA PACIFIC POWER COMPANY
6100 Neil Rd.
Reno, Nevada 89511

LETTER OF TRANSMITTAL
For
2.60% General and Refunding Mortgage Notes, Series U, due 2026

EXCHANGE AGENT:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

By Facsimile:
732-667-9408

Confirm by telephone:
315-414-3349

By Mail, Hand or Courier:
The Bank of New York Mellon Trust Company, N.A.,
c/o The Bank of New York Mellon
Corporate Trust Reorganization Unit
111 Sanders Creek Parkway
East Syracuse, NY 13057
Attn: Dacia Brown-Jones

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

        The undersigned acknowledges receipt of the Prospectus dated            , 2016 (the "Prospectus") of Sierra Pacific Power Company, a Nevada corporation (the "Company"), and this Letter of Transmittal for 2.60% General and Refunding Mortgage Notes, Series U, due 2026, which may be amended from time to time (this "Letter"), which together constitute the Company's offer (the "Exchange Offer") to exchange all of its outstanding 2.60% General and Refunding Mortgage Notes, Series U, due 2026 issued and sold in a transaction exempt from registration under the Securities Act of 1933, as amended (the "Initial Notes") for an equivalent principal amount of its registered 2.60% General and Refunding Mortgage Notes, Series U, due 2026 (the "Exchange Notes"). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Prospectus under the caption "The Exchange Offer—How to Tender."

        The undersigned has completed, executed and delivered this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

        All holders of Initial Notes who wish to tender their Initial Notes must, on or prior to the Expiration Date: (1) complete, sign, date and mail or otherwise deliver this Letter to the Exchange Agent, in person or to the address or facsimile number set forth above, or, for book-entry transfers, properly transmit an "agent's message" (as defined in the Prospectus under the caption "The Exchange Offer—How to Tender") through The Depository Trust Company's (the "Book-Entry Transfer Facility") ATOP program, in each case together with any other documents required by this Letter to be delivered to the Exchange Agent and in accordance with the procedures for tendering described in the Prospectus under the caption "The Exchange Offer—How to Tender" and this Letter; and (2) tender his or her Initial Notes or, for book-entry transfers, deliver a Book-Entry Confirmation, in each case in accordance with the procedures for tendering described in the Prospectus under the caption "The Exchange Offer—How to Tender" and this Letter. Holders of Initial Notes whose certificates are not immediately available, who are unable to deliver their certificates and all other documents required by this Letter to be delivered to the Exchange Agent or are unable to comply with all of the procedures for book-entry transfer described in the Prospectus, in each case on or prior to the Expiration Date, must tender their Initial Notes according to the guaranteed delivery procedures described in the Prospectus under the caption "The Exchange Offer—How to Tender" and this Letter. (See Instruction 1.)

        The Instructions included with this Letter must be followed in their entirety. Questions and requests for assistance with respect to the procedures for tendering Initial Notes or for additional copies of the Prospectus or this Letter may be directed to the Exchange Agent, at the address listed above, or Mike Cole, Treasurer of the Company, 6226 W. Sahara Avenue, Las Vegas, NV 89146 (telephone (702) 402-5623).

 PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL, INCLUDING
THE INSTRUCTIONS TO THIS LETTER, CAREFULLY
BEFORE CHECKING ANY BOX BELOW

        Capitalized terms used in this Letter and not defined herein shall have the respective meanings ascribed to them in the Prospectus.

        List in Box 1 below the Initial Notes of which you are the holder. If the space provided in Box 1 is inadequate, list the certificate numbers, series and principal amount of Initial Notes on a separate SIGNED schedule and affix that schedule to this Letter.

BOX l
TO BE COMPLETED BY ALL TENDERING HOLDERS

Name(s) and Address(es) of Registered Holder(s) (Please fill in if blank)	Certificate Number(s)(1)	Series of Initial Notes	Principal Amount of Initial Notes	Principal Amount of Initial Notes Tendered(2)

Totals:

(1)	Need not be completed if Initial Notes are being tendered by book-entry transfer.
(2)	Unless otherwise indicated, the entire principal amount of Initial Notes represented by a certificate or Book-Entry Confirmation delivered to the Exchange Agent will be deemed to have been tendered.

Ladies and Gentlemen:

        Upon the terms and subject to the conditions of the Exchange Offer, the undersigned tenders to the Company the principal amount of Initial Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Initial Notes tendered with this Letter, the undersigned exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Initial Notes tendered.

        The undersigned constitutes and appoints the Exchange Agent as his or her agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to the tendered Initial Notes, with full power of substitution, to: (a) deliver certificates for such Initial Notes; (b) deliver Initial Notes and all accompanying evidence of transfer and authenticity to or upon the order of the Company upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes to which the undersigned is entitled upon the acceptance by the Company of the Initial Notes tendered under the Exchange Offer; and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of the Initial Notes, all in accordance with the terms of the Exchange Notes. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Initial Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the assignment and transfer of the Initial Notes tendered.

        The undersigned agrees that acceptance of any tendered Initial Notes by the Company and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the registration rights agreement (as described in the Prospectus) and that, upon the issuance of the Exchange Notes, the Company will have no further obligations or liabilities thereunder (except in certain limited circumstances). By tendering Initial Notes, the undersigned certifies that (i) any Exchange Notes received by the undersigned will be acquired in the ordinary course of its business, (ii) at the time of commencement of the Exchange Offer, the undersigned had no arrangements or understanding with any person to participate in the distribution of the Initial Notes or the Exchange Notes within the meaning of the Securities Act, (iii) the undersigned is not an "affiliate," as defined in Rule 405 of the Securities Act, of the Company or if it is an affiliate, the undersigned will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, (iv) if the undersigned is not a broker-dealer, that it is not engaged in, and does not intend to engage in, the distribution of the Exchange Notes and (v) if the undersigned is a broker-dealer that receives Exchange Notes for its own account in exchange for Initial Notes that were acquired as a result of market-making activities or other trading activities and that it will be required to acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

        The undersigned understands that the Company may accept the undersigned's tender by delivering written notice of acceptance to the Exchange Agent, at which time the undersigned's right to withdraw such tender will terminate.

        All authority conferred or agreed to be conferred by this Letter shall survive the death or incapacity of the undersigned, and every obligation of the undersigned under this Letter shall be binding upon the undersigned's heirs, personal representatives, successors and assigns. Tenders may be withdrawn only in accordance with the procedures set forth in the Instructions contained in this Letter.

        Unless otherwise indicated under "Special Delivery Instructions" below, the Exchange Agent will deliver Exchange Notes (and, if applicable, a certificate for any Initial Notes not tendered but represented by a certificate also encompassing Initial Notes which are tendered) to the undersigned at the address set forth in Box 1.

        The undersigned acknowledges that the Exchange Offer is subject to the more detailed terms described in the Prospectus and, in case of any conflict between the terms of the Prospectus and this Letter, the Prospectus shall prevail.

☐	CHECK HERE IF TENDERED INITIAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number:	Transaction Code Number:

☐	CHECK HERE IF TENDERED INITIAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name (s) of Registered Owner (s):

Date of Execution of Notice of Guaranteed Delivery:

Window Ticket Number (if available):

Name of Institution which Guaranteed Delivery:

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
BOX 2

PLEASE SIGN HERE WHETHER OR NOT INITIAL NOTES ARE BEING PHYSICALLY TENDERED HEREBY
(In addition, complete Form W-9 below)
X

X

Signature(s) of Owner(s) or Authorized Signatory	Date

Area Code and Telephone Number:

        This box must be signed by registered holder(s) of Initial Notes as their name(s) appear(s) on certificate(s) for Initial Notes or on the Book-Entry Transfer Facility's security position listing as an owner of Initial Notes, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Letter. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. (See Instruction 3)

Name(s)

(Please Print)

Capacity

Address

(Include Zip Code)

Signature(s) Guaranteed by an Eligible Institution: (If required by Instruction 3)

(Authorized Signature)

(Title)

(Name of Firm)

Form W-9 (Rev. December 2014) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give Form to the requester. Do not send to the IRS.

Print or type
See Specific Instructions on page 2.

1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.

2 Business name/disregarded entity name, if different from above

3 Check appropriate box for federal tax classification; check only one of the following seven boxes:
☐ Individual/sole proprietor or    ☐ C Corporation    ☐ S Corporation    ☐ Partnership    ☐ Trust/estate
      single-member LLC

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):
☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) > _____	Exempt payee code (if any) _____
Note. For a single-member LLC that is disregarded, do not check LLC; check the appropriate box in the line above for the tax classification of the single-member owner.	Exemption from FATCA reporting code (if any) _____ (Applies to accounts maintained outside the U.S.)
☐ Other (see instructions) >

5 Address (number, street, and apt. or suite no.)	Requester's name and address (optional)

6 City, state, and ZIP code

7 List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the instructions for line 1 and the chart on page 4 for guidelines on whose number to enter.

Social security number

	–	–

or

Employer identification number

–

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2.
I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3.	I am a U.S. citizen or other U.S. person (defined below); and
4.	The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 3.

Sign Here	Signature of U.S. person >	Date >

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. Information about developments affecting Form W-9 (such as legislation enacted after we release it) is at www.irs.gov/fw9.

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following:

• Form 1099-INT (interest earned or paid)

• Form 1099-DIV (dividends, including those from stocks or mutual funds)

• Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)

• Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)

• Form 1099-S (proceeds from real estate transactions)

• Form 1099-K (merchant card and third party network transactions)

• Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)

• Form 1099-C (canceled debt)

• Form 1099-A (acquisition or abandonment of secured property)

      Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

      If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding? on page 2.

      By signing the filled-out form, you:

      1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

      2. Certify that you are not subject to backup withholding, or

      3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and

      4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See What is FATCA reporting? on page 2 for further information.

Cat. No. 10231X	Form W-9 (Rev. 12-2014)

Form W-9 (Rev. 12-2014)	Page 2

Note. If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

• An individual who is a U.S. citizen or U.S. resident alien;

• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;

• An estate (other than a foreign estate); or

• A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners' share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

      In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States:

• In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;

• In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and

• In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

      If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

      1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

      2. The treaty article addressing the income.

      3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

      4. The type and amount of income that qualifies for the exemption from tax.

      5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

      Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

      If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

      You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

      1. You do not furnish your TIN to the requester,

      2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

      3. The IRS tells the requester that you furnished an incorrect TIN,

      4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

      5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

      Certain payees and payments are exempt from backup withholding. See Exempt payee code on page 3 and the separate Instructions for the Requester of Form W-9 for more information.

      Also see Special rules for partnerships above.

What is FATCA reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code on page 3 and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return.

      If this Form W-9 is for a joint account, list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9.

      a. Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note. ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

      b. Sole proprietor or single-member LLC. Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or "doing business as" (DBA) name on line 2.

      c. Partnership, LLC that is not a single-member LLC, C Corporation, or S Corporation. Enter the entity's name as shown on the entity's tax return on line 1 and any business, trade, or DBA name on line 2.

      d. Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

      e. Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a "disregarded entity." See Regulations section 301.7701-2(c)(2)(iii). Enter the owner's name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2, "Business name/disregarded entity name." If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Form W-9 (Rev. 12-2014)	Page 3

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box in line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box in line 3.

Limited Liability Company (LLC). If the name on line 1 is an LLC treated as a partnership for U.S. federal tax purposes, check the "Limited Liability Company" box and enter "P" in the space provided. If the LLC has filed Form 8832 or 2553 to be taxed as a corporation, check the "Limited Liability Company" box and in the space provided enter "C" for C corporation or "S" for S corporation. If it is a single-member LLC that is a disregarded entity, do not check the "Limited Liability Company" box; instead check the first box in line 3 "Individual/sole proprietor or single-member LLC."

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space in line 4 any code(s) that may apply to you.

Exempt payee code.

• Generally, individuals (including sole proprietors) are not exempt from backup withholding.

• Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

• Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

• Corporations are not exempt from backup withholding with respect to attorneys' fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

      The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

      1 – An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

      2 – The United States or any of its agencies or instrumentalities

      3 – A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

      4 – A foreign government or any of its political subdivisions, agencies, or instrumentalities

      5 – A corporation

      6 – A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

      7 – A futures commission merchant registered with the Commodity Futures Trading Commission

      8 – A real estate investment trust

      9 – An entity registered at all times during the tax year under the Investment Company Act of 1940

      10 – A common trust fund operated by a bank under section 584(a)

      11 – A financial institution

      12 – A middleman known in the investment community as a nominee or custodian

      13 – A trust exempt from tax under section 664 or described in section 4947

      The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .

Interest and dividend payments	All exempt payees except for 7

Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.

Barter exchange transactions and patronage dividends	Exempt payees 1 through 4

Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]

Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

1 See Form 1099-MISC, Miscellaneous Income, and its instructions.

2 However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with "Not Applicable" (or any similar indication) written or printed on the line for a FATCA exemption code.

      A – An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

      B – The United States or any of its agencies or instrumentalities

      C – A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

      D – A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

      E – A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

      F – A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

      G – A real estate investment trust

      H – A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

      I – A common trust fund as defined in section 584(a)

      J – A bank as defined in section 581

      K – A broker

      L – A trust exempt from tax under section 664 or described in section 4947(a)(1)

      M – A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note. You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

      If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

      If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on this page), enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

      If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution:A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Form W-9 (Rev. 12-2014)	Page 4

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, or 5 below indicate otherwise.

      For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

      1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

      2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

      3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

      4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

      5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:		Give name and SSN of:

1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account[1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor[2]
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
5.	Sole proprietorship or disregarded entity owned by an individual	The owner[3]
6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))	The grantor*

For this type of account:		Give name and EIN of:

7.	Disregarded entity not owned by an individual	The owner
8.	A valid trust, estate, or pension trust	Legal entity[4]
9.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
11.	Partnership or multi-member LLC	The partnership
12.	A broker or registered nominee	The broker or nominee
13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))	The trust

1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

2 Circle the minor's name and furnish the minor's SSN.

3 You must show your individual name and you may also enter your business or DBA name on the "Business name/disregarded entity" name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

4 List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 2.

* Note. Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

      To reduce your risk:

• Protect your SSN,

• Ensure your employer is protecting your SSN, and

• Be careful when choosing a tax preparer.

      If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

      If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

      For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

      Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

      The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

      If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338).

      Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

BOX 3 SPECIAL ISSUANCE INSTRUCTIONS (See Instructions 3 and 4)	BOX 4 SPECIAL DELIVERY INSTRUCTIONS (See Instructions 3 and 4)
To be completed ONLY if certificates for Initial Notes in a principal amount not exchanged, or Exchange Notes, are to be issued in the name of someone other than the person whose signature appears in Box 2, or if Initial Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.	To be completed ONLY if certificates for Initial Notes in a principal amount not exchanged, or Exchange Notes, are to be sent to someone other than the person whose signature appears in Box 2 or to an address other than that shown in Box 1.
Issue and deliver:	Deliver:
(check appropriate boxes)	(check appropriate boxes)
☐ Initial Notes not tendered	☐ Initial Notes not tendered
☐ Exchange Notes, to:	☐ Exchange Notes, to:
Name	Name

(Please Print)	(Please Print)
Address	Address

Please complete the enclosed Form W-9 Tax I.D. or Social Security Number:

 INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

        1.     DELIVERY OF THIS LETTER AND CERTIFICATES.    Certificates for Initial Notes or a Book-Entry Confirmation in the case of book-entry transfers, as well as a properly completed and duly executed copy of this Letter or an agent's message in the case of book-entry transfers, and any other documents required by this Letter, must be received by the Exchange Agent at one of its addresses set forth herein on or before the expiration of the exchange offer on the Expiration Date. The method of delivery of this Letter, an agent's message, certificates for Initial Notes or a Book-Entry Confirmation, as the case may be, and any other required documents is at the election and risk of the tendering holder, but except as otherwise provided below, the delivery will be deemed made when actually received by the Exchange Agent. If delivery is by mail, the use of registered mail with return receipt requested, properly insured, is suggested. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

        If a holder of Initial Notes desires to accept the exchange offer and time will not permit this Letter, Initial Notes or any other documents required by this Letter to reach the Exchange Agent on or before the Expiration Date, or the procedures for book-entry transfer set forth in the Prospectus under the caption "The Exchange Offer—How to Tender" cannot be completed on or before the Expiration Date, a tender may nevertheless be effected, provided that all of the guaranteed delivery procedures described in the Prospectus are followed. Pursuant to such procedures:

            (i)  tender must be made by or through an Eligible Institution;

           (ii)  prior to the expiration of the Exchange Offer on the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by telegram, telex, facsimile transmission, letter or courier), or an electronic message transmitted through ATOP with respect to guaranteed delivery for book-entry transfers (x) setting forth the name and address of the tendering holder, the name(s) in which the Initial Notes are registered, the principal amount of the Initial Notes and, if possible, the certificate number(s) of the Initial Notes to be tendered, (y) stating that the tender is being made thereby and (z) guaranteeing that within three New York Stock Exchange trading days after the date of execution by the Eligible Institution of such Notice of Guaranteed Delivery, or transmission of such electronic message through ATOP for book-entry transfers, the certificates for all physically tendered Initial Notes, in proper form for transfer, or a Book-Entry Confirmation in the case of book-entry transfers, together with a properly completed and duly executed copy of this Letter with any required signature guarantees, or a properly transmitted agent's message through ATOP in the case of book-entry transfers, and any other documents required by this Letter, will be deposited by the Eligible Institution with the Exchange Agent; and

          (iii)  the certificates for all physically tendered Initial Notes, in proper form for transfer, or a Book-Entry Confirmation in the case of book-entry transfers, together with a properly completed and duly executed copy of this Letter with any required signature guarantees, or a properly transmitted agent's message through ATOP in the case of book-entry transfers, and any other documents required by this Letter, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution by the Eligible Institution of the Notice of Guaranteed Delivery or transmission of such electronic message through ATOP with respect to guaranteed delivery for book-entry transfers, all as provided in the Prospectus under the caption "The Exchange Offer—How to Tender."

        All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Initial Notes will be determined by the Company, whose determination will be final and binding. The Company reserves the absolute right to reject any or all tenders that are not in proper form or the acceptance of which, in the opinion of the Company's counsel, would be unlawful.

The Company also reserves the right to waive any irregularities or conditions of tender as to particular Initial Notes. All tendering holders, by execution of this Letter, waive any right to receive notice of acceptance of their Initial Notes.

        Neither the Company, the Exchange Agent nor any other person shall be obligated to give notice of defects or irregularities in any tender, nor shall any of them incur any liability for failure to give any such notice.

        2.     PARTIAL TENDERS; WITHDRAWALS.    If less than the entire principal amount of any Initial Notes evidenced by a submitted certificate or by a Book-Entry Confirmation is tendered, the tendering holder must fill in the principal amount tendered in the fifth column of Box 1 above. All of the Initial Notes represented by a certificate or by a Book-Entry Confirmation delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. A certificate for Initial Notes not tendered will be sent to the holder, unless otherwise provided in Box 5, promptly after the Expiration Date, in the event that less than the entire principal amount of Initial Notes represented by a submitted certificate is tendered (or, in the case of Initial Notes tendered by book-entry transfer, such non-exchanged Initial Notes will be credited to an account maintained by the holder with the Book-Entry Transfer Facility). Any non exchanged portions of an Initial Note must be in a minimum principal amount of $2,000.

        If not yet accepted, a tender pursuant to the Exchange Offer may be withdrawn prior to the Expiration Date. To be effective with respect to the tender of Initial Notes, a notice of withdrawal must: (i) be received by the Exchange Agent before the Company notifies the Exchange Agent that it has accepted the tender of Initial Notes pursuant to the Exchange Offer; (ii) specify the certificate numbers of Initial Notes to be withdrawn, the principal amount of Initial Notes to be withdrawn (which must be an authorized denomination), a statement that such holder is withdrawing his election to have such Initial Notes exchanged, and the name of the registered holder of such Initial Notes; and (iii) be signed by the holder in the same manner as the original signature on this Letter (including any required signature guarantee) or be accompanied by documents of transfer sufficient to have the "trustee" (as defined in the Prospectus under the caption "Description of the Notes—Trustee") with respect to the Initial Notes register the transfer of such Initial Notes into the name of the person withdrawing the tender. The Exchange Agent will return the properly withdrawn Initial Notes promptly following receipt of notice of withdrawal. If Initial Notes have been tendered pursuant to the procedures for book-entry transfer set forth in the Prospectus, any notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Initial Notes or otherwise comply with the Book-Entry Transfer Facility's procedures, and in such case the Initial Notes will be credited to such account by the Exchange Agent promptly after withdrawal.

        3.     SIGNATURES ON THIS LETTER; ASSIGNMENTS; GUARANTEE OF SIGNATURES.    If this Letter is signed by the holder(s) of Initial Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificate(s) for such Initial Notes or on the Book-Entry Transfer Facility's security position listing as an owner of Initial Notes without alteration, enlargement or any change whatsoever.

        If any of the Initial Notes tendered hereby are owned by two or more joint owners, all owners must sign this Letter. If any tendered Initial Notes are held in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are names in which certificates are held.

        If this Letter is signed by the holder of record and (i) the entire principal amount of the holder's Initial Notes are tendered; and/or (ii) untendered Initial Notes, if any, are to be issued to the holder of record, then the holder of record need not endorse any certificates for tendered Initial Notes, nor provide a separate bond power. In any other case, the holder of record must transmit a separate bond power with this Letter.

        If this Letter or any certificate of assignment is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and proper evidence satisfactory to the Company of their authority to so act must be submitted, unless waived by the Company.

        Signatures on this Letter must be guaranteed by an Eligible Institution, unless Initial Notes are tendered: (i) by a holder who has not completed the Box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter; or (ii) for the account of an Eligible Institution. In the event that the signatures in this Letter or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantees must be by an eligible guarantor institution which is a member of The Securities Transfer Agents Medallion Program (STAMP), The New York Stock Exchanges Medallion Signature Program (MSP) or The Stock Exchanges Medallion Program (SEMP) (collectively, "Eligible Institutions"). If Initial Notes are registered in the name of a person other than the signer of this Letter, the Initial Notes surrendered for exchange must be endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Company, in its sole discretion, duly executed by the registered holder with the signature thereon guaranteed by an Eligible Institution.

        4.     SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.    Tendering holders should indicate, in Box 3 or 4, as applicable, the name and address to which the Exchange Notes or certificates for Initial Notes not exchanged are to be issued or sent, if different from the name and address of the person signing this Letter. In the case of issuance in a different name, the tax identification number of the person named must also be indicated. Holders tendering Initial Notes by book-entry transfer may request that Initial Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder may designate.

        5.     TAX IDENTIFICATION NUMBER AND BACKUP WITHHOLDING.    Each tendering holder that is a U.S. person (including a U.S. resident alien) is required to provide the Exchange Agent with a correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number, and with certain other information on the IRS Form W-9 included with this letter, and to certify that the holder (or other payee) is not subject to backup withholding and is exempt from FATCA reporting. Failure to provide the information on the Form W-9 included with this letter may subject each tendering holder (or other payee) to a $50 penalty imposed by the Internal Revenue Service and federal income tax backup withholding currently in an amount equal to 28% of the reportable payment made pursuant to the Exchange Offer.

        Certain holders (including, among others, certain corporations and certain foreign persons) are exempt from these back-up withholding and reporting requirements. To prevent possible erroneous back-up withholding, an exempt holder that is a U.S. person must check the appropriate box under "Payee Information," enter its correct TIN in Part I of the Form W-9 included with this letter, and sign and date the form. See the Form W-9 included with this letter for additional instructions. A nonresident alien or foreign entity must submit a completed IRS Form W-8BEN or W-8BEN-E (or other applicable IRS form), signed under penalties of perjury attesting to its foreign status and its status for purposes of FATCA. Such form may be obtained from the Exchange Agent.

        If you do not have a TIN, check the box "Applied For" in Part I of the Form W-9 included with this letter and sign and date the form. If you do not provide your TIN to the payor within 60 days of providing the Form W-9 to the payor, back-up withholding will begin and continue until you furnish your TIN to the payor. Note: Checking the "Applied For" box in Part I of the Form W-9 included with this letter indicates that you have already applied for a TIN or that you intend to apply for one in the near future.

        If you have any questions concerning the Form W-9 included with this letter or any information required therein, please contact the Exchange Agent, as payor.

        6.     TRANSFER TAXES.    The Company will pay all transfer taxes, if any, applicable to the transfer of Initial Notes to it or its order pursuant to the Exchange Offer. If, however, the Exchange Notes or certificates for Initial Notes not exchanged are to be delivered to, or are to be issued in the name of, any person other than the record holder, or if tendered certificates are recorded in the name of any person other than the person signing this Letter, or if a transfer tax is imposed by any reason other than the transfer of Initial Notes to the Company or its order pursuant to the Exchange Offer, then the amount of such transfer taxes (whether imposed on the record holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of taxes or exemption from taxes is not submitted with this Letter, the amount of transfer taxes will be billed directly to the tendering holder.

        Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter.

        7.     WAIVER OF CONDITIONS.    The Company reserves the absolute right to amend or waive any of the specified conditions in the Exchange Offer in the case of any Initial Notes tendered.

        8.     MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES.    Any holder whose certificates for Initial Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above, for further instructions.

        9.     REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.    Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus or this Letter, may be directed to the Exchange Agent.

        IMPORTANT: This Letter or an agent's message (together with certificates representing tendered Initial Notes or a Book-Entry Confirmation and all other required documents) must be received by the Exchange Agent, or the guaranteed delivery procedures must be complied with, on or before the Expiration Date.

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  EXHIBIT 99.1
PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL, INCLUDING THE INSTRUCTIONS TO THIS LETTER, CAREFULLY BEFORE CHECKING ANY BOX BELOW
BOX l TO BE COMPLETED BY ALL TENDERING HOLDERS
INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER